Success Holdings Group International, Inc.

Private Placement Presentation
July 2015

A leading provider of self-improvement products and programs in China



1 Cautionary Note Regarding Forward Looking Statements

- This presentation and other written or oral statements made from time to time by representatives of Success Holding Group International Inc. ("SHGT") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
- Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.
- Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.
- All Forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

Business Overview

- SHGT is one of Asia's leading providers of self-improvement seminars
- Devoted to expanding the personal, professional and spiritual health of people
- Led by one of China's foremost motivational speakers and marketers, Steve Chen

1 SHGT Group Chairman

SHGT is led by Chairman, Steve Chen, one of China's most highly renowned motivational speakers

Mr. Chen has over 30,000,000 students and followers to be targeted in the marketing of SHGT products and services







China's Top Motivational Speaker

Steve Chen in Action






Business Segments

- Producing & marketing personal improvement seminars;
- Producing & distribution inspirational short films;
- Marketing & distributing “888”a specialty health drink

Strategic Goals

- Expand our product and service offerings, via acquisition, leveraging:
  - (I) Steve Chen;
  - (ii) the Brand Recognition of our other products and services; and
  - (iii) our Internet based product marketing model.

Twin-Engine O2O Plan

Connecting the Online Digital World to the Offline World through the integration of internet-connected devices


Online
Shopping
Offline
Distribution

Macro Marketing Overview



Internet
Chain Brand Integration
Big Data Database
O2O
SHGT Products & Services
O2O

Training Seminars

- Mr. Chen holds seminars on a monthly basis that focus on achieving success through effective leadership, communication and socialization
- Mr. Chen's seminar business is one of the most popular lecture series in China
- Seminars draw attendances of 700-1500 people per event
- Generated approximately $14,830,000 in fiscal year ending 12/31/2014

Internet Movies

- Currently focused on the online short-film market in China
- Intend to invest in approximately 30 short films in fiscal year 2015 to produce an "Inspirational Series"
- Contracts include Asia's top actors, directors and producers alongside Mr. Chen
- Completed "The Pronunciation Class of Love," "Don't Wanna Say Goodbye," and currently filming "High Heels"

1 Movie Marketing

- 2,000 WeChat sales partners in China and 1,000 promoting agents
- Promoting products to a billion contacts monthly
- Over 30 million loyal fans annually
- Charge for subscriptions, copyrights, and clicking
- Online to Offline plan (O2O) where our online and offline business segments are self-reinforcing

Big Data Promotion Business Model

www.successholding.com


5 film producers
Advertising placing
Short-films
微電影
2000 salesmen
+1000 promoting
agents on WeChat
MV888.COM
Launch TV
youku 优酷
世界都在看
土豆网
tudou.com
微信
微博
weibo.com
Charge for:
Subscription
Copyright
Clicking
To build
SHGT
Big data
(1-3 billion
members)
1+ billion txt messages
delivered per month
To motivate 1-3 billion
members to promote both
online sales and offline sales

Success 888 Beverage Drink

- Developed and distribute 888 Success Drink, first health drink made from black rice
- Entered into a License Agreement in 2014 with Shanghai Taiyi Food and Beverage Co. Ltd. to distribute 888 Success Drink to more than 5,000 retailers in Shanghai
- Entitled to $3,000,000 one-time license fee and 10% of all revenues generated from the distribution 888 Drink from the new agreement

888 Distribution

- Sold in 9,000 convenience stores & supermarkets in Shanghai of China
- Expect 50,000 stores to sell Success 888 Drink in China by end 2015
- Expect to expand to 100,000 stores in China by end 2016


888


888
成功888 · 越喝越发

Success 888 is currently sold in…

www.successholding.com

良友 BUDDIES

好德 alldays

C-STORE

7 ELEVEN

LAWSON 罗森

全家 FamilyMart

Carrefour 家乐福

绿地集团

快客 QUIK

可的 KEDI

华联超市

联华超市

第一食品

汇金百货 HUI JIN DEPARTMENT STORE

Mango鲜活

RELAY 經緯

高铁网 GAOTIE.CN

Takashimaya


300
支商品
会员特享
会员价
6.70
14.00
6.70
14.00
12.20
12.80
36.00
5.40
红牛
888

Management Team with Proven Track Record



Chief Executive Officer – Chris Hong

- Over 30 years investment management
- Specializes in business model innovation and capital investment
- Former board member of Acme Food Groups, Beauty Group, Sinho Group, and SPC Inc.



Independent Board Director - Mark Corrao

- Served as Chief Financial Officer for Business Efficiency Experts, Strike Force Technologies, Inc.
- Partner experience with Merrill Lynch, Spear Leeds & Kellogg and Greenfield Arbitrage



President – Brian Kistler

- Over 25 years experience in the financial services industry
- Joined Raymond James & Associates in 1999 to manage Fort Wayne, Indiana office
- Experienced in compliance and regulatory filings as well as corporate governance



Chief Operating Officer – Tony Chang

- 20 years experience in the financial industry
- Experienced with markets in mainland China and Hong Kong
- Former COO of South China Holdings

Historical Financials

($ - 000's)

		10 Months Ended	Three Months Ended 3/31	
	FYE 2/28/2014	12/31/14	2014	2015
Revenues	-	17,716	-	7,094
Cost of Revenues	-	12,230	-	5,848
Gross Profit	-	5,486	-	1,196
Total Operating Expenses	31	2,088	17	721
Income from Operations	(31)	3,381	(17)	474

Capitalization

- OTCQB Symbol: SHGT
- 7/08/2015 Closing Price: $6.20
  - 52 week High: $10.25
  - 52 Week Low: $1.00
- Number of Shares Out: 37,245,000
- Market Capitalization: $230,919,000
- Average Volume (3 months): 1,606

SHGT Stock Performance (as of 7/6)



$12
$10
$8
$6
$4
$2
$0
2014
Aug
Sep
Oct
Nov
Dec
2015
Feb
Mar
Apr
May
Jun
Jul
Volume/day
30K
24K
18K
12K
6K
0K

Terms of the Offering

Issuer:	Success Holding Group International, Inc., a Nevada corporation
Securities:	Units, consisting of: a 12% convertible senior note (each a "Note"), initially convertible into shares of the Company's common stock at a conversion price equal to the lesser of: (a) 70% of the per share price of common stock issued in a subsequent financing with net proceeds to the Company in excess of $40.0 million, and (b) $7.50 (the "Conversion Price"), and For each $4.00 in principal amount of Notes purchased, the investor shall receive one warrant to purchase one share of the Company's Common Stock , for a period of five years, at a price equal to the Conversion Price
Minimum Investment:	$100,000 per Unit
Offering Size	100 Units, or $10,000,000 aggregate purchase price
Investor Qualification:	Accredited investors only
Placement Agent:	Axiom Capital Management

Use of Proceeds

- Build Inventory of 888;
- Working capital and general corporate purposes

Risk Factors

- Building, maintaining, extending, and expanding our reputation and brand image is essential to our business
- A substantial portion of our revenue has been generated from the holding of training seminars. Revenue rates may be difficult to predict and declines in revenue may materially adversely affect our business
- Problems with the internet infrastructure in China or our third-party data center hosting facilities could impair the delivery of our services and harm our business
- The Chinese government exerts substantial influence over the manner in which we must conduct our business activities which could adversely affect our company
- The Company's Common stock is thinly traded, so you may be unable to sell at or near ask prices or at all if you need to sell your shares to raise money or otherwise desire to liquidate your shares

1 Investment Highlights

- Led by one of China's foremost motivational speaker and marketer, Steve Chen
  - Substantial opportunities to leverage Mr. Chen's image and reputation
- O2O Business Model designed to cross-pollinate products & Services
- Early stages of Revenue Generation from existing product portfolio
- Anticipated additional growth through the additional products & services